SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

SURREY BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	0000-50313	59-3772016
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

145 North Renfro Street, Mount Airy, NC	27030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 783-3900

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 22, 2010, Surrey Bancorp (the “Company”) announced its earnings for the quarter ended March 31, 2010. A copy of the press release dated April 22, 2010 is attached as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated April 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURREY BANCORP

Date: April 22, 2010	By:	/s/ Mark H. Towe
Mark H. Towe, Chief Financial Officer